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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of SL Green Operating Partnership, L.P. (the "Company") on Form 10-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Holliday, Chief Executive Officer of SL Green Realty Corp, the sole general partner of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARC HOLLIDAY
Name:	Marc Holliday
Title:	Chief Executive Officer of SL Green Realty Corp., the general partner of the registrant

March 11, 2011

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002